News Release of Trump Hotels & Casino Resorts, Inc., dated October 28, 2004	Exhibit 99.1

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc.
CONTACT:	Scott C. Butera (212) 891-1500
FOR RELEASE:	IMMEDIATELY, Thursday, October 28, 2004

TRUMP HOTELS & CASINO RESORTS REPORTS

2004 THIRD QUARTER AND NINE MONTHS RESULTS

NEW YORK, NY – Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) (OTCBB: DJTC.OB) today reported its operating results for the third quarter and nine months ended September 30, 2004. THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended September 30, 2004 of $309.3 million, compared to $309.0 million for the quarter ended September 30, 2003. Consolidated income from operations for the quarter ended September 30, 2004 was $36.2 million, compared to $45.4 million for the quarter ended September 30, 2003. Consolidated net loss for the quarter ended September 30, 2004 was $25.1 million, or $0.84 per share, compared to a net loss of $12.4 million, or $0.43 per share, for the quarter ended September 30, 2003. EBITDA (defined as income from operations before depreciation, amortization, non-cash New Jersey Casino Reinvestment Development Authority (“CRDA”) write-downs, non-recurring debt renegotiation costs and corporate expenses) for the quarter ended September 30, 2004 was $70.1 million, compared to EBITDA of $73.4 million reported for the quarter ended

September 30, 2003. Readers are advised that the term “EBITDA” is not a measure of financial performance under generally accepted accounting principles. The Company uses EBITDA because it believes that it is used by certain investors in measuring an entity’s operating performance. A reconciliation of EBITDA to income from operations is included in the attached schedules.

THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the nine months ended September 30, 2004 of $878.8 million, compared to $894.7 million for the nine months ended September 30, 2003. Consolidated income from operations for the nine months ended September 30, 2004 was $103.8 million, compared to $120.0 million for the nine months ended September 30, 2003. EBITDA for the nine months ended September 30, 2004 was $194.7 million, compared to EBITDA of $205.6 million for the nine months ended September 30, 2003. Consolidated net loss for the nine months ended September 30, 2004 was $91.5 million, or $3.06 per share, compared to a net loss of $46.4 million, or $1.90 per share, net of minority interest of $5.1 million, for the nine months ended September 30, 2003.

Donald J. Trump, Chairman and Chief Executive Officer of the Company, commented, “We believe that our recently announced plan will be a turning point for the Company. Although the third quarter results are soft, we are focused on our Company’s future and positioning ourselves to take advantage of evolving gaming technologies with the power of the Trump brand.”

Scott C. Butera, the Company’s recently named President and Chief Operating Officer, added, “Atlantic City has been a growing yet competitive environment for all operators. We believe our recapitalization plan will give us the financial resources to increase our presence in this market by refurbishing and expanding our current properties, in addition to diversifying into new markets.”

Mark A. Brown, the President and Chief Executive Officer of the Company’s casino group, commented, “Consolidated gross casino revenues, as well as all other revenue items before promotional allowances, increased $5.7 million in the 2004 third quarter, compared to 2003. However, these increases were offset by higher promotional allowances and operating expenses, leading to a decrease in consolidated operating results. The recapitalization, with its lower projected capital costs, will allow us to invest in our properties, which we believe will lead to improved operating performance.” Mr. Brown added, “The Company is developing plans for all three of its Atlantic City properties to improve their operating performance when we emerge from the process.”

Trump Taj Mahal Associates (“Taj Associates”) reported net revenues of $126.6 million for the quarter ended September 30, 2004, compared to $130.0 million for the quarter ended September 30, 2003. Income from operations for the quarter ended September 30, 2004 was $17.8 million, compared to $22.0 million for the quarter ended September 30, 2003. EBITDA was $30.3 million for the quarter ended September 30, 2004, compared to $33.9 million for the quarter ended September 30, 2003. Taj Associates reported net revenues of $359.7 million for the nine months ended September 30, 2004, compared to $376.4 million for the nine months ended September 30, 2003. Income from operations for the nine months ended September 30, 2004 was $47.9 million, compared to $59.4 million for the nine months ended September 30, 2003. EBITDA was $86.1 million for the nine months ended September 30, 2004, compared to $95.0 million for the nine months ended September 30, 2003.

Trump Plaza Associates reported (“Plaza Associates”) net revenues of $77.0 million for the quarter ended September 30, 2004, compared to $76.8 million for the quarter ended September 30, 2003. Income from operations for the quarter ended September 30, 2004 was $4.5 million, compared to $10.5 million for the quarter ended September 30, 2003. EBITDA was $13.0 million for the quarter ended September 30, 2004, compared to $16.5 million for the quarter ended September 30, 2003. Plaza Associates reported net revenues of $216.0 million for the nine months ended September 30, 2004, compared to $225.6 million for the nine months ended September 30, 2003. Income from operations for the nine months ended September 30, 2004 was $17.5 million, compared to $31.4 million for the nine months ended September 30, 2003. EBITDA was $38.0 million for the nine months ended September 30, 2004, compared to $48.4 million for the nine months ended September 30, 2003.

Trump Marina Associates (“Marina Associates”) reported net revenues of $70.0 million for the quarter ended September 30, 2004, compared to $68.3 million for the quarter ended September 30, 2003. Income from operations for the quarter ended September 30, 2004 was $11.0 million, compared to $8.1 million for the quarter ended September 30, 2003. EBITDA was $16.6 million for the quarter ended September 30, 2004, compared to $14.4 million for the quarter ended September 30, 2003. Marina Associates reported net revenues of $190.5 million for the nine months ended September 30, 2004, compared to $195.1 million for the nine months ended September 30, 2003. Income from operations for the nine months ended September 30, 2004 was $22.0 million, compared to $20.3 million for the nine months ended September 30, 2003. EBITDA was $39.2 million for the nine months ended September 30, 2004, compared to $38.5 million for the nine months ended September 30, 2003.

Trump Indiana, Inc. (“Trump Indiana”) reported net revenues of $34.0 million for the quarter ended September 30, 2004, compared to $33.1 million for the quarter ended September 30, 2003. Income from operations for the quarter ended September 30, 2004 was $4.7 million, compared to $4.6 million for the quarter ended September 30, 2003. EBITDA was $8.5 million for the quarter ended September 30, 2004, compared to $7.7 million for the quarter ended September 30, 2003. Trump Indiana reported net revenues of $106.4 million for the nine months ended September 30, 2004, compared to $94.6 million for the nine months ended September 30, 2003. Income from operations for the nine months ended September 30, 2004 was $14.9 million, compared to $11.0 million for the nine months ended September 30, 2003. EBITDA was $25.5 million for the nine months ended September 30, 2004, compared to $21.0 million for the nine months ended September 30, 2003.

THCR Management Services, LLC earned $1.7 million in management fees during the quarter ended September 30, 2004, compared to $0.8 million for the quarter ended September 30, 2003, and incurred $0.1 million in associated general and administrative costs for the quarter ended September 30, 2004. For the nine months ended September 30, 2004, management fees totaled $6.2 million, compared to $3.0 million for the nine months ended September 30, 2003, and incurred $0.3 million in associated general and administrative costs for the nine months ended September 30, 2004 and September 30, 2003.

Trump Atlantic City Associates (“TACA”) reported combined net revenues of Trump Plaza and Trump Taj Mahal of $203.6 million for the quarter ended September 30, 2004,

compared to net revenues of $206.8 million for the quarter ended September 30, 2003. Income from operations for the quarter ended September 30, 2004 was $20.3 million, compared to $32.5 million for the quarter ended September 30, 2003. EBITDA was $43.4 million for the quarter ended September 30, 2004, compared to $50.4 million for the quarter ended September 30, 2003. TACA reported combined net revenues of Trump Plaza and Trump Taj Mahal of $575.7 million for the nine months ended September 30, 2004, compared to net revenues of $602.0 million for the nine months ended September 30, 2003. Income from operations for the nine months ended September 30, 2004 was $63.4 million, compared to $90.3 million for the nine months ended September 30, 2003. EBITDA was $124.2 million for the nine months ended September 30, 2004, compared to $143.4 million for the nine months ended September 30, 2003.

Trump Casino Holdings, LLC (“TCH”) reported combined net revenues of Trump Marina and Trump Indiana and management fees from Trump 29 of $105.7 million for the quarter ended September 30, 2004, compared to net revenues of $102.2 million for the quarter ended September 30, 2003. Income from operations for the quarter ended September 30, 2004 was $17.7 million, compared to $14.5 million for the quarter ended September 30, 2003. EBITDA was $26.7 million for the quarter ended September 30, 2004, compared to $22.9 million for the quarter ended September 30, 2003. TCH reported combined net revenues of Trump Marina and Trump Indiana and management fees from Trump 29 of $303.1 million for the nine months ended September 30, 2004, compared to net revenues of $292.7 million for the nine months ended September 30, 2003. Income from operations for the nine months ended September 30, 2004 was $45.7 million, compared to $35.8 million for the nine months ended September 30, 2003. EBITDA was $70.5 million for the nine months ended September 30, 2004, compared to $62.2 million for the nine months ended September 30, 2003.

About Our Company:

THCR, through its wholly owned subsidiaries, owns and operates four properties and manages one property under the Trump brand name. THCR’s assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. In addition, the Company manages Trump 29 Casino, a Native American owned facility located near Palms Springs, California. Together, the properties comprise approximately 451,280 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

PSLRA Safe Harbor for Forward-Looking Statements

and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to THCR’s or its subsidiaries’ performance, trends in THCR’s or its subsidiaries’ operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies (including those pertaining to the currently proposed restructuring), all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com.

###

TRUMP HOTELS & CASINO RESORTS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share data)

	3 MONTHS		9 MONTHS
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
REVENUES
CASINO	$325,100	$324,339	$921,661	$938,471
ROOMS	22,253	21,905	59,756	60,254
FOOD & BEVERAGE	37,457	35,897	99,431	97,194
MANAGEMENT FEE	1,672	839	6,161	2,988
OTHER	14,541	12,383	34,483	29,624
PROMOTIONAL ALLOWANCES	(91,692)	(86,334)	(242,740)	(233,839)

NET REVENUES	$309,331	$309,029	$878,752	$894,692

COSTS & EXPENSES
GAMING	$152,700	$150,777	$432,252	$437,292
ROOMS	7,354	7,460	21,794	23,060
FOOD & BEVERAGE	12,852	13,064	35,392	35,479
GENERAL & ADMIN	66,348	64,363	194,632	193,258

TOTAL EXPENSES	$239,254	$235,664	$684,070	$689,089

EBITDA (a)	$70,077	$73,365	$194,682	$205,603
Less:
CRDA	1,238	1,227	3,507	5,862
DEPRECIATION & AMORTIZATION	27,489	24,515	77,603	69,952
CORPORATE EXPENSES	2,328	2,183	6,911	6,858
DEBT RENEGOTIATION COSTS (b)	2,857	—	2,857	2,951

INCOME FROM OPERATIONS	$36,165	$45,440	$103,804	$119,980

INTEREST INCOME	(204)	(139)	(560)	(1,207)
INTEREST EXPENSE	57,625	55,850	171,250	169,758
GAIN ON DEBT RETIREMENT, NET (c)	—	—	—	(2,892)
OTHER NON-OPERATING (INCOME)EXPENSE, NET	702	(7)	(2,089)	20

TOTAL NON-OPERATING EXPENSE, NET	$58,123	$55,704	$168,601	$165,679

LOSS BEFORE LOSS IN JOINT VENTURE, INCOME TAXES & MINORITY INTEREST	$(21,958)	$(10,264)	$(64,797)	$(45,699)
LOSS IN JOINT VENTURE	(204)	(625)	(1,430)	(1,855)
PROVISION FOR INCOME TAXES (d)	(2,983)	(1,526)	(25,272)	(3,935)

LOSS BEFORE MINORITY INTEREST	$(25,145)	$(12,415)	$(91,499)	$(51,489)
MINORITY INTEREST (e)	—	—	—	5,061

NET LOSS	$(25,145)	$(12,415)	$(91,499)	$(46,428)

WEIGHTED AVERAGE # SHARES-BASIC	29,904,764	29,046,640	29,904,764	24,381,340

WEIGHTED AVERAGE # SHARES-DILUTED	29,904,764	29,046,640	29,904,764	24,381,340

BASIC AND DILUTED LOSS PER SHARE	$(0.84)	$(0.43)	$(3.06)	$(1.90)

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

Corporate expenses include administrative expenses associated with the operation of THCR Holdings and lobbying and developmental costs in other gaming jurisdictions.

(b)	Debt renegotiation costs in 2004 represent costs incurred in connection with the proposed recapitalization of the Company by the DLJ Merchant Banking Partners proposed investment which was terminated on September 22, 2004.

Debt renegotiation costs in 2003 include the costs expensed with debt refinancing and transactional fees earned upon the successful completion of debt refinancing in 2003.

(c)	Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by the $2.8 million call premium on the retirement of THCR Holdings 15.5% Senior Notes, Trump Indiana’s interest rate swap of approximately $0.9 million and unamortized loan costs of approximately $3.8 million. All of these transactions occurred on March 25, 2003 in connection with the Company’s issuance of Priority Mortgage Notes and the related use of proceeds.
(d)	Represents Indiana state income taxes and New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. Nine months ended September 2004 includes $19.1 million due to Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004.
(e)	Minority interest credit is limited to the Balance Sheet amount at December 31, 2002.

TRUMP ATLANTIC CITY ASSOCIATES

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS		9 MONTHS
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
REVENUES
CASINO	$218,686	$221,313	$613,848	$638,541
ROOMS	16,085	15,938	43,250	43,860
FOOD & BEVERAGE	26,803	25,595	72,002	70,178
OTHER	10,188	7,743	23,806	19,259
PROMOTIONAL ALLOWANCES	(68,174)	(63,781)	(177,230)	(169,829)

NET REVENUES	$203,588	$206,808	$575,676	$602,009

COSTS & EXPENSES
GAMING	$102,186	$100,752	$284,944	$291,171
ROOMS	5,634	5,821	16,929	18,238
FOOD & BEVERAGE	8,404	8,522	24,214	24,026
GENERAL & ADMIN	43,998	41,275	125,437	125,175

TOTAL EXPENSES	$160,222	$156,370	$451,524	$458,610

EBITDA (a)	$43,366	$50,438	$124,152	$143,399
Less:
CRDA	$936	$940	$2,670	$4,222
DEPRECIATION & AMORTIZATION	19,936	16,772	55,449	47,845
CORPORATE EXPENSES	232	275	681	697
DEBT RENEGOTIATION COSTS (b)	2,000	—	2,000	300

INCOME FROM OPERATIONS	$20,262	$32,451	$63,352	$90,335

INTEREST INCOME	(111)	(91)	(401)	(532)
INTEREST EXPENSE	38,952	38,528	116,940	115,921
OTHER NON-OPERATING (INCOME)EXPENSE, NET	686	(7)	(1,480)	—

TOTAL NON-OPERATING EXPENSE, NET	$39,527	$38,430	$115,059	$115,389

LOSS BEFORE INCOME TAXES	(19,265)	(5,979)	(51,707)	(25,054)

PROVISION FOR INCOME TAXES (c)	(1,128)	(1,138)	(3,199)	(2,947)

NET LOSS	$(20,393)	$(7,117)	$(54,906)	$(28,001)

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	Debt renegotiation costs in 2004 represent costs incurred in connection with the proposed recapitalization of the Company by the DLJ Merchant Banking Partners proposed investment which was terminated on September 22, 2004. Debt renegotiation costs in 2003 include the costs expensed with debt refinancing.
(c)	Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

TRUMP CASINO HOLDINGS, LLC

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS		9 MONTHS
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
REVENUES
CASINO	$106,414	$103,026	$307,813	$299,930
ROOMS	6,168	5,967	16,506	16,394
FOOD & BEVERAGE	10,654	10,302	27,429	27,016
MANAGEMENT FEE	1,672	839	6,161	2,988
OTHER	4,353	4,640	10,677	10,365
PROMOTIONAL ALLOWANCES	(23,518)	(22,553)	(65,510)	(64,010)

NET REVENUES	$105,743	$102,221	$303,076	$292,683

COSTS & EXPENSES
GAMING	$50,514	$50,025	$147,308	$146,121
ROOMS	1,720	1,639	4,865	4,822
FOOD & BEVERAGE	4,448	4,542	11,178	11,453
GENERAL & ADMIN	22,350	23,088	69,195	68,083

TOTAL EXPENSES	$79,032	$79,294	$232,546	$230,479

EBITDA (a)	$26,711	$22,927	$70,530	$62,204
Less:
CRDA	302	287	837	1,640
DEPRECIATION & AMORTIZATION	7,528	7,737	22,108	22,086
CORPORATE EXPENSES	355	389	1,014	2,241
DEBT RENEGOTIATION COSTS (b)	857	—	857	401

INCOME FROM OPERATIONS	$17,669	$14,514	$45,714	$35,836

INTEREST INCOME	(93)	(43)	(158)	(657)
INTEREST EXPENSE	18,673	17,322	54,310	55,530
GAIN ON DEBT RETIREMENT, NET (c)	—	—	—	(7,931)
OTHER NON-OPERATING (INCOME)EXP	16	—	(609)	20

TOTAL NON-OPERATING EXPENSE, NET	$18,596	$17,279	$53,543	$46,962

LOSS BEFORE LOSS IN JOINT VENTURE & INCOME TAXES	(927)	(2,765)	(7,829)	(11,126)
LOSS IN JOINT VENTURE	(204)	(625)	(1,430)	(1,855)
PROVISION FOR INCOME TAXES (d)	(1,855)	(388)	(22,073)	(988)

NET LOSS	$(2,986)	$(3,778)	$(31,332)	$(13,969)

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	Debt renegotiation costs in 2004 represent costs incurred in connection with the proposed recapitalization of the Company by the DLJ Merchant Banking Partners proposed investment which was terminated on September 22, 2004.

Debt renegotiation costs in 2003 include transactional fees earned upon the successful completion of debt refinancing in 2003.

(c)	Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by Trump Indiana’s interest rate swap of approximately $0.9 million and unamortized loan costs of approximately $1.6 million. All of these transactions occurred on March 25, 2003 in connection with the Company’s issuance of Priority Mortgage Notes and the related use of proceeds.
(d)	Represents Indiana state income taxes and New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. Nine months ended September 2004 includes $19.1 million due to Indiana state wagering tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004.

TRUMP TAJ MAHAL ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		9 MONTHS
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
REVENUES
CASINO	$135,006	$137,858	$377,692	$395,223

# of Slots	4,419	4,670	4,401	4,703
Win per Slot/Day	$226	$220	$209	$205
Slot Win	$91,860	$94,643	$251,929	$262,985

# of Tables	127	127	127	127
Win per Table/Day	$3,084	$3,183	$3,089	$3,329
Table Win	$36,037	$37,189	$107,489	$115,430
Table Drop	$237,644	$233,611	$653,300	$685,171
Hold %	15.2%	15.9%	16.5%	16.8%

Poker, Keno, Race Win	$7,109	$6,026	$18,274	$16,808

ROOMS	$9,319	$9,349	$24,904	$25,507
# of Rooms Sold	113,545	113,270	324,332	324,750
Avg Room Rates	$82.07	$82.54	$76.79	$78.54
Occupancy %	98.7%	98.5%	94.7%	95.2%

FOOD & BEVERAGE	$16,168	$15,351	$42,935	$42,515
OTHER	6,750	5,390	15,819	12,943
PROMOTIONAL ALLOWANCES	(40,671)	(37,981)	(101,648)	(99,743)

NET REVENUES	$126,572	$129,967	$359,702	$376,445

COSTS & EXPENSES
GAMING	$60,837	$61,796	$171,268	$177,825
ROOMS	3,418	3,627	10,330	11,350
FOOD & BEVERAGE	4,782	4,962	14,337	14,736
GENERAL & ADMIN	27,189	25,655	77,654	77,526

TOTAL EXPENSES	$96,226	$96,040	$273,589	$281,437

EBITDA (a)	$30,346	$33,927	$86,113	$95,008

A reconciliation of EBITDA to income from operations for each of the periods is as follows:
EBITDA	$30,346	$33,927	$86,113	$95,008
Depreciation and amortization	(12,015)	(11,349)	(36,570)	(32,701)
Non-cash write-downs and charges related to required regulatory obligations (CRDA)	(568)	(577)	(1,594)	(2,898)

Income from operations	$17,763	$22,001	$47,949	$59,409

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP PLAZA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		9 MONTHS
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
REVENUES
CASINO	$83,680	$83,455	$236,156	$243,318

# of Slots	2,863	2,946	2,851	2,953
Win per Slot/Day	$237	$231	$224	$217
Slot Win	$62,452	$62,552	$174,824	$175,305

# of Tables	90	90	91	90
Win per Table/Day	$2,564	$2,525	$2,460	$2,768
Table Win	$21,228	$20,903	$61,332	$68,013
Table Drop	$148,155	$158,096	$420,888	$443,295
Hold %	14.3%	13.2%	14.6%	15.3%

ROOMS	$6,766	$6,589	$18,346	$18,353
# of Rooms Sold	81,990	80,492	232,816	230,650
Room Rates	$82.52	$81.86	$78.80	$79.57
Occupancy %	98.6%	96.8%	94.0%	93.5%

FOOD & BEVERAGE	$10,635	$10,244	$29,067	$27,663
OTHER	3,438	2,353	7,987	6,316
PROMOTIONAL ALLOWANCES	(27,503)	(25,800)	(75,582)	(70,086)

NET REVENUES	$77,016	$76,841	$215,974	$225,564

COSTS & EXPENSES
GAMING	$41,349	$38,956	$113,676	$113,346
ROOMS	2,216	2,194	6,599	6,888
FOOD & BEVERAGE	3,622	3,560	9,877	9,290
GENERAL & ADMIN	16,809	15,620	47,783	47,649

TOTAL EXPENSES	$63,996	$60,330	$177,935	$177,173

EBITDA (a)	$13,020	$16,511	$38,039	$48,391

A reconciliation of EBITDA to income from operations for each of the periods is as follows:
EBITDA	$13,020	$16,511	$38,039	$48,391
Depreciation and amortization	(7,921)	(5,423)	(18,879)	(15,144)
Non-cash write-downs and charges related to required regulatory obligations (CRDA)	(368)	(363)	(1,076)	(1,324)
Corporate charges	(198)	(180)	(565)	(540)

Income from operations	$4,533	$10,545	$17,519	$31,383

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP MARINA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		9 MONTHS
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
REVENUES
CASINO	$71,761	$68,395	$198,990	$200,571

# of Slots	2,538	2,495	2,516	2,507
Win per Slot/Day	$240	$231	$227	$224
Slot Win	$56,137	$53,076	$156,488	$153,063

# of Tables	76	81	75	81
Win per Table/Day	$2,212	$2,037	$2,048	$2,127
Table Win	$15,467	$15,176	$42,093	$47,041
Table Drop	$97,799	$95,470	$266,625	$278,556
Hold %	15.8%	15.9%	15.8%	16.9%

Poker, Keno, Race Win	$157	$143	$409	$467

ROOMS	$5,286	$5,041	$14,055	$13,908
# of Rooms Sold	64,079	63,002	173,911	179,081
Avg Room Rates	$82.49	$80.01	$80.82	$77.66
Occupancy %	95.7%	94.1%	87.2%	90.1%

FOOD & BEVERAGE	$9,888	$9,459	$25,005	$24,727
OTHER	3,835	4,142	9,154	8,590
PROMOTIONAL ALLOWANCES	(20,734)	(18,711)	(56,667)	(52,737)

NET REVENUES	$70,036	$68,326	$190,537	$195,059

COSTS & EXPENSES
GAMING	$32,356	$32,953	$92,061	$95,077
ROOMS	1,215	1,105	3,332	3,297
FOOD & BEVERAGE	3,276	3,334	7,605	8,053
GENERAL & ADMIN	16,627	16,550	48,372	50,088

TOTAL EXPENSES	$53,474	$53,942	$151,370	$156,515

EBITDA (a)	$16,562	$14,384	$39,167	$38,544

A reconciliation of EBITDA to income from operations for each of the periods is as follows:
EBITDA	$16,562	$14,384	$39,167	$38,544
Depreciation and amortization	(5,265)	(6,017)	(16,306)	(16,660)
Non-cash write-downs and charges related to required regulatory obligations	(302)	(287)	(837)	(1,640)
Debt renegotiation costs	—	—	—	47

Income from operations	$10,995	$8,080	$22,024	$20,291

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP INDIANA, INC.

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		9 MONTHS
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
REVENUES
CASINO	$34,653	$34,631	$108,823	$99,359

# of Slots	1,714	1,732	1,700	1,726
Win per Slot/Day	$182	$189	$195	$182
Slot Win	$28,622	$30,100	$90,776	$85,684

# of Tables	39	45	40	45
Win per Table/Day	$1,234	$1,095	$1,280	$1,106
Table Win	$4,428	$4,531	$14,027	$13,675
Table Drop	$28,047	$29,683	$92,865	$85,437
Hold %	15.8%	15.3%	15.1%	16.0%

Poker (Start 12/16/03)	$1,603	N/A	$4,020	N/A

ROOMS	$882	$926	$2,451	$2,486
# of Rooms Sold	15,633	16,592	43,201	44,694
Avg Room Rates	$56.42	$55.81	$56.73	$55.62
Occupancy %	56.6%	60.1%	52.6%	54.6%

FOOD & BEVERAGE	$766	$843	$2,424	$2,289
OTHER	518	498	1,523	1,775
PROMOTIONAL ALLOWANCES	(2,784)	(3,842)	(8,843)	(11,273)

NET REVENUES	$34,035	$33,056	$106,378	$94,636

COSTS & EXPENSES
GAMING	$18,158	$17,072	$55,247	$51,044
ROOMS	505	534	1,533	1,525
FOOD & BEVERAGE	1,172	1,208	3,573	3,400
GENERAL & ADMIN	5,661	6,496	20,559	17,650

TOTAL EXPENSES	$25,496	$25,310	$80,912	$73,619

EBITDA (a)	$8,539	$7,746	$25,466	$21,017

A reconciliation of EBITDA to income from operations for each of the periods is as follows:
EBITDA	$8,539	$7,746	$25,466	$21,017
Depreciation and amortization	(2,263)	(1,720)	(5,802)	(5,426)
Management and services agreement	(1,573)	(1,454)	(4,776)	(4,640)

Income from operations	$4,703	$4,572	$14,888	$10,951

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

(In thousands)

	3 MONTHS		9 MONTHS
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
CRDA WRITE-DOWN
TAJ	$568	$577	$1,594	$2,898
PLAZA	368	363	1,076	1,324
MARINA	302	287	837	1,640

TOTAL CRDA WRITE-DOWN	$1,238	$1,227	$3,507	$5,862

DEPRECIATION & AMORTIZATION
TAJ	$12,015	$11,349	$36,570	$32,701
PLAZA	7,921	5,423	18,879	15,144
THCR HOLDINGS	25	6	46	21
MARINA	5,265	6,017	16,306	16,660
INDIANA	2,263	1,720	5,802	5,426

TOTAL DEPRECIATION/AMORT	$27,489	$24,515	$77,603	$69,952

INTEREST EXPENSE
TAJ	$24,653	$24,606	$74,392	$73,702
PLAZA	14,299	13,922	42,548	42,219
THCR HOLDINGS	—	—	—	4,533
TRUMP CASINO HOLDINGS	4,655	4,063	13,418	8,340
MARINA	11,811	11,078	34,329	35,847
INDIANA	2,207	2,181	6,563	4,876
THCR MGMT	—	—	—	241

TOTAL INTEREST EXPENSE	$57,625	$55,850	$171,250	$169,758

LOAN COST AMORT/BOND DISC INCL INT EXP
TAJ	$548	$614	$1,692	$1,898
PLAZA	361	404	1,114	1,249
THCR HOLDINGS	—	—	—	192
TRUMP CASINO HOLDINGS	765	691	2,242	1,386
MARINA	500	708	1,500	3,529
INDIANA	93	140	287	371
THCR MGMT	—	—	—	223

TOTAL LOAN COST AMORT/BOND DISC	$2,267	$2,557	$6,835	$8,848

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

Cash & Cash Equivalents (in millions)	30-Sep-04	30-Sep-03
Trump Atlantic City Consolidated	$74.2	$109.0
Trump Casino Holdings Consolidated (a)	49.7	30.7
Trump Hotels & Casino Resorts Holdings, L.P.	0.1	2.2

Total Cash & Cash Equivalents	$124.0	$141.9

(a)	On October 14, 2004, TCH made the September interest payment on the TCH Notes. The interest payment (of approximately $17.9 million), which was due on September 15, 2004, was paid within the 30-day grace period provided under the indentures governing the TCH Notes.

Capital Expenditures (in thousands)	Purchase of Property & Equipment	Capital Lease/ Financed Additions	Total Capital Expenditures
For the Three Months Ended September 30, 2004
TAJ	$340	$1,627	$1,967
PLAZA	292	5,843	6,135
MARINA	1,179	—	1,179
INDIANA	358	—	358
THCR HOLDINGS	30	—	30

TOTAL	$2,199	$7,470	$9,669

For the Three Months Ended September 30, 2003
TAJ	$4,577	$—	$4,577
PLAZA	1,185	2,576	3,761
MARINA	1,560	—	1,560
INDIANA	124	—	124
THCR HOLDINGS	13	—	13

TOTAL	$7,459	$2,576	$10,035

For the Nine Months Ended September 30, 2004
TAJ	$5,641	$13,413	$19,054
PLAZA	2,666	12,331	14,997
MARINA	2,661	5,992	8,653
INDIANA	1,951	89	2,040
THCR HOLDINGS	361	—	361

TOTAL	$13,280	$31,825	$45,105

For the Nine Months Ended September 30, 2003
TAJ	$14,454	$10,609	$25,063
PLAZA	3,185	7,123	10,308
MARINA	3,968	5,831	9,799
INDIANA	1,808	4,710	6,518
THCR HOLDINGS	35	—	35

TOTAL	$23,450	$28,273	$51,723